UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 7, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-14164                 95-3518892
(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)



      401 NORTH WABASH AVENUE, SUITE 740
                 CHICAGO, IL                                       60611
   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          On May 7, 2004, the Company, through the Special Committee of its Board of Directors, filed an amended complaint in its civil action pending before the U.S. District Court for the Northern District of Illinois against its controlling shareholder, Hollinger Inc., The Ravelston Corporation Limited, Ravelston Management Inc., Lord Black and certain other former executive officers and directors of the Company and entities affiliated with them. The Company' s press release with respect to this amended complaint is attached as
Exhibit 99.1. A copy of the amended complaint is attached as Exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (c)     Exhibits

          Exhibit 99.1     Press release dated May 7, 2004.

          Exhibit 99.2     First Amended Complaint filed on May 7, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: May 7, 2004                       By: /s/ Paul B. Healy
                                            -----------------------------
                                            Name:  Paul B. Healy
                                            Title: Vice President


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                                  EXHIBIT INDEX



EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

Exhibit 99.1              Press release dated May 7, 2004.

Exhibit 99.2              First Amended Complaint filed on May 7, 2004.